EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 14, 2000 included in the Visual Networks, Inc. Annual Report on Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement filed on Form S-8.


                                       /s/ Arthur Andersen LLP


Vienna, Virginia
May 24, 2000